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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 1, 2000


                            SOUTHWEST GAS CORPORATION
             (Exact name of registrant as specified in its charter)


               California                      1-7850            88-0085720
     (State or other jurisdiction of         (Commission      (I.R.S. Employer
     incorporation or organization)          File Number)    Identification No.)

       5241 Spring Mountain Road
         Post Office Box 98510
           Las Vegas, Nevada                                     89193-8510
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (702) 876-7237





--------------------------------------------------------------------------------

Item 9.  Regulation FD Disclosure

On November 1, 2000, Southwest Gas Corporation (the Company) released summary financial information to the general public, including the investment community, regarding the Company's operating performance and financial position for the quarter ended September 30, 2000. The financial information released is included herein. The following information is summary in nature and should not be considered complete financial statements.


                                                   SOUTHWEST GAS CORPORATION
                                                  SUMMARY STATEMENTS OF INCOME
                                            (In thousands, except per share amounts)
                                                          (Unaudited)

                                                        THREE MONTHS ENDED        NINE MONTHS ENDED        TWELVE MONTHS ENDED
                                                           SEPTEMBER 30,            SEPTEMBER 30,             SEPTEMBER 30,
                                                      ------------------------  -----------------------  ------------------------
                                                         2000         1999         2000        1999         2000         1999
                                                      -----------  -----------  ----------- -----------  -----------  -----------
Gas operating revenues                                 $ 150,178     $125,190    $ 575,142    $570,979    $ 795,318     $802,967
Net cost of gas sold                                      70,142       46,711      263,836     254,436      339,431      338,031
                                                      -----------  -----------  ----------- -----------  -----------  -----------
Operating margin                                          80,036       78,479      311,306     316,543      455,887      464,936
Operations and maintenance expenses                       56,839       54,621      170,506     163,565      228,199      218,941
Depreciation, amortization, and general taxes             31,111       28,992       93,059      87,066      121,857      115,888
                                                      -----------  -----------  ----------- -----------  -----------  -----------
Operating income (loss)                                   (7,914)      (5,134)      47,741      65,912      105,831      130,107
Net interest deductions                                   17,165       15,657       50,050      44,720       66,927       60,198
Preferred securities distribution                          1,368        1,368        4,106       4,106        5,475        5,475
                                                      -----------  -----------  ----------- -----------  -----------  -----------
Pretax utility income (loss)                             (26,447)     (22,159)      (6,415)     17,086       33,429       64,434
Utility income tax                                       (10,334)      (8,815)      (4,300)      6,374        9,724       27,096
                                                      -----------  -----------  ----------- -----------  -----------  -----------
Net utility income (loss)                                (16,113)     (13,344)      (2,115)     10,712       23,705       37,338
Other income (expense), net                                4,495       (1,960)       3,912      (3,327)       6,180       (5,760)
                                                      -----------  -----------  ----------- -----------  -----------  -----------
Contribution to net income (loss) - gas operations       (11,618)     (15,304)       1,797       7,385       29,885       31,578
Contribution to net income  - construction services        1,938        1,116        3,992       3,097        4,732        3,947
                                                      -----------  -----------  ----------- -----------  -----------  -----------
Net income (loss)                                       $ (9,680)   $ (14,188)     $ 5,789    $ 10,482     $ 34,617     $ 35,525
                                                      ===========  ===========  =========== ===========  ===========  ===========

Earnings (loss) per share - gas operations              $  (0.37)    $  (0.50)     $  0.06     $  0.24      $  0.96     $   1.03
Earnings per share - construction services                  0.06         0.04         0.13        0.10         0.15         0.13
                                                      -----------  -----------  ----------- -----------  -----------  -----------
Basic earnings (loss) per share                         $  (0.31)    $  (0.46)    $   0.19     $  0.34     $   1.11     $   1.16
                                                      ===========  ===========  =========== ===========  ===========  ===========
Diluted earnings (loss) per share                       $  (0.31)    $  (0.46)    $   0.18     $  0.34     $   1.10     $   1.15
                                                      ===========  ===========  =========== ===========  ===========  ===========

Average outstanding common shares                         31,424       30,742       31,285      30,621       31,272       30,550
Average shares outstanding (assuming dilution)            --           --           31,465      30,902       31,471       30,824


The summary statements of income have been prepared by Southwest Gas Corporation (the Company) using the equity method of accounting for its construction services subsidiary.  This presentation is not in accordance with generally accepted accounting principles (GAAP).  However, it produces the same net income as the consolidated financial statements and, in management's opinion, is a fair representation of the operations and contributions to net income of the
Company's operating segments.


                                                SOUTHWEST GAS CORPORATION
                                              SUMMARY STATEMENTS OF INCOME
                                        (In thousands, except per share amounts)
                                                       (Unaudited)

                                                                  NINE MONTHS ENDED              TWELVE MONTHS ENDED
                                                                    SEPTEMBER 30,                   SEPTEMBER 30,
                                                            ------------------------------  ------------------------------
                                                                  2000            1999            2000            1999
--------------------------------------------------------------------------------------------------------------------------
Gas operating revenues                                         $  575,142      $  570,979      $  795,318      $  802,967
Net cost of gas sold                                              263,836         254,436         339,431         338,031
--------------------------------------------------------------------------------------------------------------------------
Operating margin                                                  311,306         316,543         455,887         464,936
Operations and maintenance expenses                               170,506         163,565         228,199         218,941
Depreciation, amortization, and general taxes                      93,059          87,066         121,857         115,888
--------------------------------------------------------------------------------------------------------------------------
Operating income                                                   47,741          65,912         105,831         130,107
Net interest deductions                                            50,050          44,720          66,927          60,198
Preferred securities distribution                                   4,106           4,106           5,475           5,475
--------------------------------------------------------------------------------------------------------------------------
Pretax utility income (loss)                                       (6,415)         17,086          33,429          64,434
Utility income tax expense (benefit)                               (4,300)          6,374           9,724          27,096
--------------------------------------------------------------------------------------------------------------------------
Net utility income (loss)                                          (2,115)         10,712          23,705          37,338
Other income (expense), net                                         3,912          (3,327)          6,180          (5,760)
--------------------------------------------------------------------------------------------------------------------------
Contribution to net income - gas operations                         1,797           7,385          29,885          31,578
Contribution to net income - construction services                  3,992           3,097           4,732           3,947
--------------------------------------------------------------------------------------------------------------------------
Net income                                                      $   5,789      $   10,482       $  34,617      $   35,525
==========================================================================================================================

Earnings per share - gas operations                             $    0.06      $     0.24       $    0.96      $     1.03
Earnings per share - construction services                           0.13            0.10            0.15            0.13
--------------------------------------------------------------------------------------------------------------------------
Basic earnings per share                                        $    0.19      $     0.34       $    1.11      $     1.16
==========================================================================================================================
Diluted earnings per share                                      $    0.18      $     0.34       $    1.10      $     1.15
==========================================================================================================================

Average outstanding common shares                                  31,285          30,621          31,272          30,550
Average shares outstanding (assuming dilution)                     31,465          30,902          31,471          30,824

                                       See Notes to Summary Financial Statements.

                                         SOUTHWEST GAS CORPORATION
                                           SUMMARY BALANCE SHEET
                                           AT SEPTEMBER 30, 2000
                                               (In thousands)
                                                (Unaudited)

ASSETS
UTILITY PLANT
  Gas plant, net of accumulated depreciation                                   $  1,609,695
  Construction work in progress                                                      47,196
                                                                              --------------
    Net utility plant                                                             1,656,891
                                                                              --------------
OTHER PROPERTY AND INVESTMENTS
  Investment in construction services subsidiary                                     32,950
  Other                                                                              45,903
                                                                              --------------
    Total other property and investments                                             78,853
                                                                              --------------
CURRENT AND ACCRUED ASSETS
  Cash, working funds and temporary cash investments                                 10,250
  Receivables - less reserve of $1,588 for uncollectibles                            43,816
  Accrued utility revenue                                                            24,373
  Deferred purchased gas costs                                                       17,677
  Other                                                                              29,055
                                                                              --------------
    Total current and accrued assets                                                125,171
                                                                              --------------
DEFERRED DEBITS
  Unamortized debt expense                                                           18,715
  Other deferred debits                                                              24,245
                                                                              --------------
    Total deferred debits                                                            42,960
                                                                              --------------
    TOTAL ASSETS                                                               $  1,903,875
                                                                              ==============

CAPITALIZATION AND LIABILITIES
CAPITALIZATION
  Common stockholders' equity
    Common stock equity, $1 par, 31,530 shares outstanding                     $    482,893
    Retained earnings                                                                19,992
                                                                              --------------
      Total common stockholders' equity                                             502,885       35.6 %
  Preferred securities of Southwest Gas Capital I, 9.125%                            60,000        4.2
  Long-term debt - NOTE 2                                                           851,161       60.2
                                                                              --------------   ----------
      Total capitalization                                                        1,414,046      100.0 %
                                                                              --------------   ==========
CURRENT AND ACCRUED LIABILITIES
  Notes payable                                                                      89,000
  Accounts payable                                                                   49,571
  Customer deposits                                                                  28,427
  Taxes accrued (including income taxes)                                             27,527
  Other                                                                              59,460
                                                                              --------------
      Total current and accrued liabilities                                         253,985
                                                                              --------------
DEFERRED CREDITS
  Deferred investment tax credits                                                    15,753
  Deferred income taxes                                                             166,810
  Other                                                                              53,281
                                                                              --------------
      Total deferred credits                                                        235,844
                                                                              --------------
      TOTAL CAPITALIZATION AND LIABILITIES                                     $  1,903,875
                                                                              ==============


                                  See Notes to Summary Financial Statements.


                              SOUTHWEST GAS CORPORATION
                           SUMMARY STATEMENT OF CASH FLOWS
                        NINE MONTHS ENDED SEPTEMBER 30, 2000
                                   (In thousands)
                                     (Unaudited)

CASH FLOWS FROM OPERATIONS:
  Net income                                                              $     5,789
  Adjustments to reconcile net income to net
    cash provided by operating activities:
      Depreciation and amortization                                            70,371
      Change in receivables and payables                                       48,886
      Change in gas cost related balancing items                               (8,626)
      Change in accrued taxes                                                 (13,442)
      Change in deferred taxes                                                 10,398
      Allowance for funds used during construction                             (1,152)
      Other                                                                     4,842
                                                                         -------------

       Net cash provided by operating activities                              117,066
                                                                         -------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Construction expenditures                                                  (145,323)
  Other                                                                         1,045
                                                                         -------------

       Net cash used in investing activities                                 (144,278)
                                                                         -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Net proceeds from stock issuances                                            11,016
  Dividends paid                                                              (19,234)
  Change in notes payable                                                      28,000
  Long-term debt issuances, net                                                 5,415
                                                                         -------------

       Net cash provided by financing activities                               25,197
                                                                         -------------

Change in cash and temporary cash investments                                  (2,015)
Cash at beginning of period                                                    12,265
                                                                         -------------

Cash at end of period                                                     $    10,250
                                                                         =============

SUPPLEMENTAL INFORMATION:
Interest paid, net of amounts capitalized                                 $    48,287
Income taxes, net of refunds                                              $        52

                     See Notes to Summary Financial Statements.


                                                 SOUTHWEST GAS CORPORATION
                                           NOTES TO SUMMARY FINANCIAL STATEMENTS
                                                       (In thousands)
                                                        (Unaudited)



NOTE 1 - BASIS OF PRESENTATION:

      The summary financial statements have been prepared by Southwest Gas
      Corporation (the Company) using the equity method of accounting for its construction services subsidiary. This presentation is not in accordance with generally accepted accounting principles (GAAP), and certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been omitted. The summary financial statement presentation in this report produces the same net income as the consolidated financial statements and, in management's opinion, is a fair representation of the operations and contributions to net income of the Company's operating segments.

NOTE 2 - LONG-TERM DEBT:

      Revolving credit facility, variable rate                                                           $   200,000
      Debentures and notes:
         Debentures, 9.75% series F, due 2002                                                                100,000
         Debentures, 7.50% series, due 2006                                                                   75,000
         Debentures, 8% series, due 2026                                                                      75,000
         Medium-term notes, 7.59% series, due 2017                                                            25,000
         Medium-term notes, 7.78% series, due 2022                                                            25,000
         Medium-term notes, 7.92% series, due 2027                                                            25,000
         Medium-term notes, 6.89% series, due 2007                                                            17,500
         Medium-term notes, 6.76% series, due 2027                                                             7,500
         Medium-term notes, 6.27% series, due 2008                                                            25,000
      Industrial development revenue bonds:
         Variable-rate bonds, Series A, due 2028 - net of funds held in trust                                 42,418
         7.30% 1992 Series A, due 2027                                                                        30,000
         7.50% 1992 Series B, due 2032                                                                       100,000
         6.50% 1993 Series A, due 2033                                                                        75,000
         6.10% 1999 Series A, due 2038                                                                        12,410
         Variable-rate bonds, 1999 Taxable Series B, due 2038                                                  8,270
         5.95% 1999  Series C, due 2038                                                                       14,320
      Unamortized discount on long-term debt                                                                  (6,257)
                                                                                                        -------------

      TOTAL LONG-TERM DEBT                                                                               $   851,161
                                                                                                        =============

      ESTIMATED CURRENT MATURITIES                                                                       $        --
                                                                                                        =============



                                                   SOUTHWEST GAS CORPORATION
                                                   SELECTED STATISTICAL DATA
                                                      SEPTEMBER 30, 2000


FINANCIAL STATISTICS
Market value to book value per share at quarter end                         131%
Twelve months to date return on equity  -- total company                    6.8%
                                        -- gas segment                      6.2%
Common stock dividend yield at quarter end                                  3.9%

GAS OPERATIONS SEGMENT

                                                                                                     Authorized
                                                                    Authorized      Authorized       Return on
                                                                     Rate Base        Rate of          Common
Rate Jurisdiction                                                  (In thousands)     Return           Equity
--------------------------------                                   --------------  -------------   --------------
Arizona (1)                                                           $  541,104           9.38 %          11.25 %
Southern Nevada (1)                                                      237,165           9.50            11.55
Northern Nevada (1)                                                       63,986           9.67            11.55
Southern California                                                       69,486           9.94            11.35
Northern California                                                       24,344          10.02            11.35
Paiute Pipeline Company (1)                                               72,054           9.69            11.60

  (1)  Estimated amounts based on rate case settlements.


SYSTEM THROUGHPUT BY CUSTOMER CLASS                                     NINE MONTHS ENDED              TWELVE MONTHS ENDED
                                                                          SEPTEMBER 30,                   SEPTEMBER 30,
                                                                   -----------------------------   -----------------------------
                         (In dekatherms)                                2000           1999             2000           1999
--------------------------------------------------------------------------------------------------------------------------------
Residential                                                           40,183,742     42,517,543       53,116,949     56,318,193
Small commercial                                                      19,555,221     19,988,237       26,170,012     26,649,200
Large commercial                                                       4,885,694      4,995,617        6,146,638      6,811,334
Industrial / Other                                                    14,026,128     11,637,753       17,818,938     15,136,892
Transportation                                                       108,392,712     88,181,939      138,896,720    115,135,917
--------------------------------------------------------------------------------------------------------------------------------
Total system throughput                                              187,043,497    167,321,089      242,149,257    220,051,536
================================================================================================================================


HEATING DEGREE DAY COMPARISON
--------------------------------------------------------------------------------------------------------------------------------
Actual                                                                 1,235          1,463            1,691          2,031
Ten-year average                                                       1,408          1,442            1,988          2,029
================================================================================================================================


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           SOUTHWEST GAS CORPORATION




Date: November 1, 2000                        /s/ EDWARD A. JANOV
                                         -----------------------------
                                                Edward A. Janov
                                         Vice President/Controller and
                                           Chief Accounting Officer